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Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

WELLS FARGO BANK, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

A National Banking Association (Jurisdiction of incorporation or organization if not a U.S. national bank)	94-1347393 (I.R.S. Employer Identification No.)
101 North Phillips Avenue Sioux Falls, South Dakota (Address of principal executive offices)	57104 (Zip code)

Wells Fargo & Company
Law Department, Trust Section
MAC N9305-175
Sixth Street and Marquette Avenue, 17th Floor
Minneapolis, Minnesota 55479
(612) 667-4608
(Name, address and telephone number of agent for service)

First Data Corporation
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	47-0731996 I.R.S. Employer Identification No.)
6200 South Quebec Street Greenwood Village, Colorado (Address of principal executive offices)	80111 (Zip code)

9 7/8% Senior Notes due 2015
(Title of the indenture securities)

Table of Additional Registrant Guarantors

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor's Principal Executive Offices
Achex, Inc.	Delaware	94-3338768	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Atlantic Bankcard Properties Corporation	North Carolina	56-0927587	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Atlantic States Bankcard Association, Inc.	Delaware	47-0765184	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
B1 PTI Services, Inc.	Delaware	58-2517182	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Bankcard Investigative Group Inc.	Delaware	58-2368158	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Business Office Services, Inc.	Delaware	62-1571233	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
BUYPASS Inco Corporation	Delaware	51-0362700	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Call Interactive Holdings LLC	Delaware	45-0492144	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
CallTeleservices, Inc.	Nebraska	58-2462499	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Cardservice Delaware, Inc.	Delaware	73-1631637	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Cardservice International, Inc.	California	95-4207932	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
CESI Holdings, Inc.	Delaware	11-3145051	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor's Principal Executive Offices
CIFS Corporation	Delaware	01-0593914	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
CIFS LLC	Delaware	75-2984066	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Concord Computing Corporation	Delaware	36-3833854	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Concord Corporate Services, Inc.	Delaware	23-2709591	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Concord EFS Financial Services, Inc.	Delaware	01-0757630	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Concord EFS, Inc.	Delaware	04-2462252	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Concord Emerging Technologies, Inc.	Arizona	86-0837769	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Concord Equipment Sales, Inc.	Tennessee	62-1479971	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Concord Financial Technologies, Inc.	Delaware	13-4064184	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Concord NN, LLC	Delaware	01-0757616	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Concord One, LLC	Delaware	01-0757619	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Concord Payment Services, Inc.	Georgia	58-1495598	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Concord Processing, Inc.	Delaware	57-1143159	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor's Principal Executive Offices
Concord Transaction Services, LLC	Colorado	20-0187517	6200 South Quebec Street Greenwood Village, Colorado 80111 (303) 967-8000
Credit Performance Inc.	Delaware	47-0789664	6200 South Quebec Street Greenwood Village, Colorado 80111 (303) 967-8000
CTS Holdings, LLC	Colorado	20-0675870	6200 South Quebec Street Greenwood Village, Colorado 80111 (303) 967-8000
CTS, Inc.	Tennessee	52-2251178	6200 South Quebec Street Greenwood Village, Colorado 80111 (303) 967-8000
DDA Payment Services, LLC	Delaware	20-0941440	6200 South Quebec Street Greenwood Village, Colorado 80111 (303) 967-8000
DW Holdings, Inc.	Delaware	20-8394043	6200 South Quebec Street Greenwood Village, Colorado 80111 (303) 967-8000
EFS Transportation Services, Inc.	Tennessee	62-1830443	6200 South Quebec Street Greenwood Village, Colorado 80111 (303) 967-8000
EFTLogix, Inc.	Nevada	86-0885804	6200 South Quebec Street Greenwood Village, Colorado 80111 (303) 967-8000
EPSF Corporation	Delaware	51-0380978	6200 South Quebec Street Greenwood Village, Colorado 80111 (303) 967-8000
FDC International Inc.	Delaware	58-2293393	6200 South Quebec Street Greenwood Village, Colorado 80111 (303) 967-8000
FDFS Holdings, LLC	Delaware	84-1564482	6200 South Quebec Street Greenwood Village, Colorado 80111 (303) 967-8000
FDGS Holdings General Partner II, LLC	Delaware	83-0346356	6200 South Quebec Street Greenwood Village, Colorado 80111 (303) 967-8000
FDGS Holdings, LLC	Delaware	58-2574166	6200 South Quebec Street Greenwood Village, Colorado 80111 (303) 967-8000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor's Principal Executive Offices
FDGS Holdings, LP	Delaware	58-2582293	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
FDMS Partner, Inc.	Delaware	73-1638409	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
FDR Interactive Technologies Corporation	New York	22-2915649	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
FDR Ireland Limited	Delaware	98-0122368	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
FDR Limited	Delaware	98-0122367	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
FDR Missouri Inc.	Delaware	47-0772712	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
FDR Signet Inc.	Delaware	58-2266420	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
FDR Subsidiary Corp.	Delaware	47-0839789	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Aviation LLC	Delaware	75-2977653	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Capital, Inc.	Delaware	58-2436936	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Card Solutions, Inc.	Maryland	75-1300913	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Commercial Services Holdings, Inc.	Delaware	20-5626772	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Communications Corporation	Delaware	22-2991933	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor's Principal Executive Offices
First Data Digital Certificates Inc.	Delaware	58-2508132	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Financial Services, L.L.C.	Delaware	76-0561084	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Government Solutions, Inc.	Delaware	59-2957887	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Government Solutions, LLC	Delaware	58-2583070	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Government Solutions, LP	Delaware	58-2582959	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Integrated Services Inc.	Delaware	47-0772477	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Latin America Inc.	Delaware	47-0789663	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Merchant Services Corporation	Florida	59-2126793	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Merchant Services Northeast, LLC	Delaware	11-3383565	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Merchant Services Southeast, L.L.C.	Delaware	11-3301903	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Mobile Holdings, Inc.	Delaware	20-5449819	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Payment Services, LLC	Delaware	26-0359308	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Pittsburgh Alliance Partner Inc.	Delaware	11-3343001	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor's Principal Executive Offices
First Data PS Acquisition Inc.	Delaware	20-5449746	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Real Estate Holdings L.L.C.	Delaware	84-1593311	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Resources, LLC	Delaware	47-0535472	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Retail ATM Services L.P.	Texas	01-0757624	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Secure LLC	Delaware	47-0902841	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Solutions L.L.C.	Delaware	41-2032686	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Technologies, Inc.	Delaware	04-3125703	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data Voice Services	Delaware	22-2915646	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
First Data, L.L.C.	Delaware	Not applicable	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
FSM Services Inc.	Delaware	58-2517180	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
FundsXpress Financial Network, Inc.	Texas	74-2830594	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
FundsXpress, Inc.	Delaware	74-2935781	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
FX Securities, Inc.	Delaware	74-2943569	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor's Principal Executive Offices
Gibbs Management Group, Inc.	Georgia	58-1791876	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Gift Card Services, Inc.	Oklahoma	73-1483616	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Gratitude Holdings LLC	Delaware	41-2077284	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
H & F Services, Inc.	Tennessee	62-1646207	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
ICVerify Inc.	Delaware	Not applicable	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
IDLogix, Inc.	Delaware	71-0914684	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Initial Merchant Services, LLC	Delaware	Not applicable	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Instant Cash Services, LLC	Delaware	30-0412561	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Intelligent Results, Inc.	Washington	91-2113799	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
IPS Holdings Inc.	Delaware	58-2496617	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
IPS Inc.	Colorado	58-2615237	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
JOT, Inc.	Nevada	86-0882455	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Linkpoint International, Inc.	Nevada	95-4704661	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor's Principal Executive Offices
LoyaltyCo LLC	Delaware	Not applicable	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
MAS Inco Corporation	Delaware	51-0362703	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
MAS Ohio Corporation	Delaware	52-2139525	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Money Network Financial, LLC	Delaware	36-4483540	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
National Payment Systems Inc.	New York	13-3789541	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
New Payment Services, Inc.	Georgia	20-3848972	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
NPSF Corporation	Delaware	52-2251181	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
PayPoint Electronic Payment Systems, LLC	Delaware	82-0569438	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
PaySys International, Inc.	Florida	59-2061461	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
POS Holdings, Inc.	California	94-3312834	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
QSAT Financial, LLC	Delaware	91-1766549	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
REMITCO LLC	Delaware	82-0580864	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Sagebrush Holdings Inc.	Delaware	75-3097583	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor's Principal Executive Offices
Sagetown Holdings Inc.	Delaware	75-3097496	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Sageville Holdings LLC	Delaware	68-0546814	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Shared Global Systems, Inc.	Texas	76-0352456	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Size Technologies, Inc.	California	94-3329671	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Southern Telecheck, Inc.	Louisiana	72-0780470	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Star Networks, Inc.	Delaware	59-3558624	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Star Processing, Inc.	Delaware	23-2696693	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Star Systems Assets, Inc.	Delaware	33-0886220	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Star Systems, Inc.	Delaware	59-3558623	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Star Systems, LLC	Delaware	33-0886218	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Strategic Investment Alternatives LLC	Delaware	01-0716816	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
SurePay Real Estate Holdings, Inc.	Delaware	58-2615240	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
SY Holdings, Inc.	Delaware	83-0337977	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor's Principal Executive Offices
TASQ Corporation	Delaware	84-1581144	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
TASQ Technology, Inc.	California	68-0345149	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Taxware, LLC	Delaware	68-0537213	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Technology Solutions International, Inc.	Georgia	58-1953753	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
TeleCheck Acquisition LLC	Delaware	46-0478631	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
TeleCheck Acquisition-Michigan, LLC	Delaware	Not applicable	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
TeleCheck Holdings, Inc.	Georgia	58-1922310	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
TeleCheck International, Inc.	Georgia	58-2014182	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
TeleCheck Pittsburgh/West Virginia, Inc.	Pennsylvania	25-1405316	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
TeleCheck Services, Inc.	Delaware	58-2035074	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Transaction Solutions Holdings, Inc.	Delaware	73-1650437	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Transaction Solutions, LLC	Delaware	82-0547328	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Unibex, LLC	Delaware	20-0686414	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor's Principal Executive Offices
Unified Merchant Services	Georgia	58-2169129	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Unified Partner, Inc.	Delaware	73-1638403	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
ValueLink, LLC	Delaware	20-0055795	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Virtual Financial Services, LLC	Delaware	84-1596983	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000
Yclip, LLC	Delaware	47-0900299	6200 South Quebec Street
Greenwood Village,
Colorado 80111
(303) 967-8000

Item 1.    General Information. Furnish the following information as to the trustee:

  (a)
  Name and address of each examining or supervising authority to which it is subject.

    Comptroller of the Currency
    Treasury Department
    Washington, D.C.

    Federal Deposit Insurance Corporation
    Washington, D.C.

    Federal Reserve Bank of San Francisco
    San Francisco, California 94120

  (b)
  Whether it is authorized to exercise corporate trust powers.

    The trustee is authorized to exercise corporate trust powers.

Item 2.    Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

        None with respect to the trustee.

        No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.    Foreign Trustee. Not applicable.

Item 16.    List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*
Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**
Exhibit 3.	See Exhibit 2
Exhibit 4.	Copy of By-laws of the trustee as now in effect.***
Exhibit 5.	Not applicable.
Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.
Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
Exhibit 8.	Not applicable.
Exhibit 9.	Not applicable.

    *
    Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of file number 333-130784-06.

    **
    Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of file number 022-28721.

    ***
    Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of file number 333-125274.

 SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 13th day of August, 2008.

WELLS FARGO BANK, NATIONAL ASSOCIATION
/S/ JULIE SALOVITCH-MILLER Julie Salovitch-Miller Vice President

 EXHIBIT 6

August 13, 2008

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

        In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,
WELLS FARGO BANK, NATIONAL ASSOCIATION
/s/ JULIE SALOVITCH-MILLER Julie Salovitch-Miller Vice President

 EXHIBIT 7

Consolidated Report of Condition of
Wells Fargo Bank National Association
of 101 North Phillips Avenue, Sioux Falls, SD 57104
And Foreign and Domestic Subsidiaries,
at the close of business December 31, 2007, filed in accordance with 12 U.S.C. §161 for National Banks.

Dollar Amounts In Millions
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$14,641
Interest-bearing balances	1,062
Securities:
Held-to-maturity securities	0
Available-for-sale securities	62,907
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	19,757
Securities purchased under agreements to resell	734
Loans and lease financing receivables:
Loans and leases held for sale	16,660
Loans and leases, net of unearned income	290,643
LESS: Allowance for loan and lease losses	3,625
Loans and leases, net of unearned income and allowance	287,018
Trading Assets	6,244
Premises and fixed assets (including capitalized leases)	4,282
Other real estate owned	946
Investments in unconsolidated subsidiaries and associated companies	458
Intangible assets
Goodwill	9,730
Other intangible assets	17,916
Other assets	25,506

Total assets	$467,861

LIABILITIES
Deposits:
In domestic offices	$273,931
Noninterest-bearing	71,910
Interest-bearing	202,021
In foreign offices, Edge and Agreement subsidiaries, and IBFs	69,787
Noninterest-bearing	9
Interest-bearing	69,778
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	14,049
Securities sold under agreements to repurchase	7,248
Trading liabilities	3,821
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	30,268
Subordinated notes and debentures	10,877
Other liabilities	16,108

Total liabilities	$426,089
Minority interest in consolidated subsidiaries	57
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	520
Surplus (exclude all surplus related to preferred stock)	25,877
Retained earnings	14,425
Accumulated other comprehensive income	893
Other equity capital components	0

Total equity capital	41,715

Total liabilities, minority interest, and equity capital	$467,861

        I, Howard I. Atkins, EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Howard I. Atkins
EVP & CFO

        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Directors
Michael Loughlin
John Stumpf
Carrie Tolstedt

2

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  Exhibit 25.1
  Item 1. General Information. Furnish the following information as to the trustee
  Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.
  Item 15. Foreign Trustee. Not applicable.
  Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.
SIGNATURE
  EXHIBIT 6
  EXHIBIT 7
Consolidated Report of Condition of Wells Fargo Bank National Association of 101 North Phillips Avenue, Sioux Falls, SD 57104 And Foreign and Domestic Subsidiaries, at the close of business December 31, 2007, filed in accordance with 12 U.S.C. §161 for National Banks.